UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                               -----------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): September 1, 2004
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                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


        Marshall Islands                                    52-2098714
        ----------------                                    ----------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700
                               -----------------


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Item 8.01 Other Events


On September 1, 2004, OMI Corporation (the "Company") issued a press release announcing the acquisition of a 37,000 dwt Ice Class 1-B product carrier and the termination of an agreement to acquire one Suezmax previously announced. The press release is furnished herewith as Exhibit 99.





 Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on September 1, 2004.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 2, 2004           By: /s/ Craig H. Stevenson, Jr.
      -----------------           -------------------------------
                                  Craig H. Stevenson, Jr.
                                  Chairman of the Board and
                                  Chief Executive Officer




Date:  September 2, 2004          By: /s/ Kathleen C. Haines
       ------------------         ------------------------------
                                  Kathleen C. Haines
                                  Senior Vice President, Chief
                                  Financial Officer and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
  -----------    -----------

   99          Press Release issued by the Company on September 1, 2004.